GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares, of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated January 29, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated February 28, 2024, as supplemented to date

Effective on or about July 1, 2025, (the “Effective Date”) Neill Nuttall will no longer serve as a portfolio manager for the Fund. Ashish Shah, Charles “Brook” Dane, Alexandra Wilson-Elizondo, Aakash Thombre and Kevin Martens will continue to serve as portfolio managers for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Nuttall in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

DIVFOPMSTK 01-25